UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

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THE AZEK COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!  THE AZEK COMPANY INC.  2022 Annual Meeting  Vote by March 7, 2022  11:59 PM ET   THE AZEK COMPANY INC.  1330 W FULTON STREET, #350  CHICAGO, IL 60607  D65767-P64933  You invested in THE AZEK COMPANY INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on March 8, 2022.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request  prior to February 22, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you  may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an  email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive  a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Smartphone users  Point your camera here and  vote without entering a  control number  Vote Virtually at the Meeting*  March 8, 2022  10:00 AM EST  Virtually at:  www.virtualshareholdermeeting.com/AZEK2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming shareholder meeting. Please follow the instructions on  the reverse side to vote these important matters.  Board  Recommends  Voting Items  1. Election of Directors   Nominees:  For  01) Fumbi Chima  02) Brian Spaly  2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our  fiscal year ending September 30, 2022.  For 3. To approve, on an advisory, non-binding basis, the frequency of advisory votes on the compensation of our named executive officers. 1 Year   4. To approve amendments to our certificate of incorporation to remove supermajority voting requirements to amend our  certificate of incorporation and bylaws.  For  5. To approve amendments to our certificate of incorporation to declassify our board of directors and phase-in annual  director elections.  For  6. To approve our adoption of the 2021 Employee Stock Purchase Plan. For   Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D65768-P64933

Your Vote Counts!  THE AZEK COMPANY INC.  2022 Annual Meeting  Vote by March 7, 2022  11:59 PM ET   THE AZEK COMPANY INC.  1330 W FULTON STREET, #350  CHICAGO, IL 60607  D65769-P64933  You invested in THE AZEK COMPANY INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on March 8, 2022.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request  prior to February 22, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you  may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an  email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive  a paper or email copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Smartphone users  Point your camera here and  vote without entering a  control number  Vote Virtually at the Meeting*  March 8, 2022  10:00 AM EST  Virtually at:  www.virtualshareholdermeeting.com/AZEK2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming shareholder meeting. Please follow the instructions on  the reverse side to vote these important matters.  Board  Recommends  Voting Items  2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our  fiscal year ending September 30, 2022.  For  3. To approve, on an advisory, non-binding basis, the frequency of advisory votes on the compensation of our named executive officers.  1 Year 4. To approve amendments to our certificate of incorporation to remove supermajority voting requirements to amend our  certificate of incorporation and bylaws.  For  5. To approve amendments to our certificate of incorporation to declassify our board of directors and phase-in annual  director elections.  For  6. To approve our adoption of the 2021 Employee Stock Purchase Plan. For   Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D65770-P64933